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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                FEBRUARY 19, 1999
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                        (Date of earliest event reported)



                          Commission file number 1-8533


                             DRS TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


                       DELAWARE                     13-2632319
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           (State or other jurisdiction of       (I.R.S. Employer
            incorporation or organization)      Identification No.)

              5 SYLVAN WAY, PARSIPPANY, NEW JERSEY         07054
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          (Address of principal executive offices)       (Zip Code)

                                 (973) 898-1500
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              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On February 19, 1999, DRS Merger Sub, Inc., a New York corporation and wholly-owned subsidiary of DRS Technologies, Inc., a Delaware Corporation ("DRS"), merged (the "Merger") with and into NAI Technologies, Inc., a New York corporation ("NAI"), with NAI being the surviving corporation and continuing as a direct wholly-owned subsidiary of DRS. As a result of the Merger: holders of NAI common stock received 0.25 of a share of DRS common stock for each share of NAI common stock; each NAI 12% Convertible Subordinated Promissory Note due January 15, 2001 is convertible into 0.25 of a share of DRS common stock; each issued and outstanding NAI warrant to purchase NAI common stock at an exercise price of $2.50 per share was converted into DRS warrants at a conversion ratio of .025 shares of DRS common stock to one share of NAI common stock; each NAI stock option outstanding under the NAI 1991 Stock Option Plan, 1993 Stock Option Plan for Directors, and 1996 Stock Option Plan ("Option"), whether vested or unvested, was assumed by DRS and now constitutes an option to acquire, on the same terms and conditions as were applicable under such Option prior to the Merger, the number of DRS common stock equal to the product (rounded down to the nearest whole number) of .025 and the number of shares of NAI common stock, subject to such Option prior to the merger at a per share exercise price equal to four times the exercise price of such Option prior to the Merger.

     The terms of the Merger were described in the Joint Proxy Statement/ Prospectus of DRS and NAI dated January 25, 1999, which was included in DRS' Registration Statement on Form S-4 (No. 333-69751).

ITEM 7. INFORMATION AND EXHIBITS

     (A)  Financial Statements:

          The financial information otherwise required to be included with this Form 8-K is included in DRS' Registration Statement on Form S-4 (No. 333-69751), filed with the Securities and Exchange Commission on January 25, 1999.

     (B)  Exhibits:

          1. Agreement and Plan of Merger dated as of August 26, 1998, as amended, among DRS Technologies, Inc., DRS Merger Sub, Inc. and NAI Technologies, Inc. (attached as Annex A to the Joint Proxy Statement/Prospectus included as part of DRS' Registration Statement on Form S-4 (No. 333-69751) and incorporated herein by reference [Registration Statement No. 333-69751, Post Effective Amendment No. 1, Exhibit 2.1]).


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          2.   Amendment to Agreement and Plan of Merger, dated as of February
               17, 1999, among DRS Technologies, Inc., DRS Merger Sub, Inc. and NAI Technologies, Inc.

          3.   Press release dated February 19,1999.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             DRS TECHNOLOGIES, INC.
                                                Registrant


Date:  March 5, 1999
                                             /s/ RICHARD A. SCHNEIDER
                                             -------------------------
                                             Richard A. Schneider
                                             Executive Vice President,
                                             Finance and Chief Financial Officer





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